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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Form, Schedule or Registration Statement No.:
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6350 South 3000 East
Salt Lake City, Utah 84121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. on May 13, 2008

Dear Fellow Stockholders:

        We cordially invite you to attend the 2008 Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company"). The meeting will be held at 1:00 p.m. on Tuesday, May 13, 2008, at the Company's distribution center located at 1455 South 5500 West, Salt Lake City, Utah 84104, for the following purposes:

  1.
  To elect two Class III directors of the Company to serve a term of three (3) years and hold office until their respective successors have been elected and qualified or until their earlier resignation or removal. A majority of the independent members of the Board of Directors has recommended, and the Company's Board of Directors intends to present, Allison H. Abraham and Joseph J. Tabacco, Jr. for re-election to the Board;

  2.
  To approve an amendment of the Company's 2005 Equity Incentive Plan to increase the number of shares available thereunder by 1,000,000;

  3.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  4.
  To transact any other business properly coming before the Annual Meeting or any adjournments or postponements thereof.

        These proposals are discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on March 18, 2008 are entitled to attend and vote at the meeting or any adjournment of the meeting. A complete list of the stockholders of record of the Company on March 18, 2008 will be available at the Company's principal executive offices at 6350 South 3000 East, Salt Lake City, Utah for at least ten days prior to the meeting.

        Following the meeting, we will report on our performance in 2007 and answer your questions.

By Order of the Board of Directors,

Jonathan E. Johnson III Secretary

Salt Lake City, Utah
March 28, 2008

        Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying Proxy Card in the enclosed self-addressed, stamped envelope or, if available, follow the instructions for Internet or telephone voting on the Proxy Card.

i

OVERSTOCK.COM, INC.
6350 South 3000 East
Salt Lake City, Utah 84121

PROXY STATEMENT

        Our Board of Directors (the "Board") is soliciting proxies for the 2008 Annual Meeting of Stockholders to be held at 1:00 p.m. on May 13, 2008 at the Company's distribution center located at 1455 South 5500 West, Salt Lake City, Utah 84104. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        The Board set March 18, 2008 as the record date for the meeting. Stockholders who owned Overstock common stock on that date are entitled to attend and vote at the meeting. Each share is entitled to one vote. There were 22,712,522 shares of common stock outstanding on the record date.

        Voting materials, which include this Proxy Statement, the proxy card and Overstock's Annual Report on Form 10-K for the year ended December 31, 2007, are being mailed to stockholders on or about March 28, 2008.

        The date of this Proxy Statement is March 28, 2008.

QUESTIONS AND ANSWERS

Q:
Why am I receiving this Proxy Statement?

A:
This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:
Who can vote at the Annual Stockholders Meeting?

A:
Stockholders who owned Overstock common stock on March 18, 2008 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 22,712,522 shares of common stock outstanding on March 18, 2008. Information about the stockholdings of our directors and executive officers is contained in the section entitled "Share Ownership of Management, Directors, Nominees and 5% Stockholders" beginning on page 33 of this Proxy Statement.

Q:
What is the proxy card?

A:
The proxy card enables you to appoint Patrick M. Byrne and Jonathan E. Johnson III as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. Byrne and Johnson to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:
What am I voting on?

A:
You are being asked to vote on:

  •
  the election of two directors;

  •
  an amendment of the Company's 2005 Equity Incentive Plan; and

  •
  ratification of our Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

  The section entitled "Proposals to be Voted On" on page 6 of this Proxy Statement gives you more information about the nominees for election to our Board, the proposed amendment of the 2005 Equity Incentive Plan, and the Company's independent registered public accounting firm. You may also find more information on the nominees in the section entitled "The Board—Information Regarding Director Nominees and Other Directors" beginning on page 20 of this Proxy Statement. We will also transact any other business that properly comes before the meeting.

Q:
How do I vote?

A:
You may vote either by attending the meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope, or, if available, by the Internet or by telephone by following the instructions on the proxy card. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  according to the best judgment of the Board (or the proxy holders, in the absence of instructions from the Board) if a proposal comes up for a vote at the meeting that is not on the proxy card.

  If you return a signed card but do not provide voting instructions, your shares will be voted:

    •
    for the named nominees for director;

    •
    for the proposed amendment of the 2005 Equity Incentive Plan;

    •
    for ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and

    •
    according to the best judgment of the Board (or the proxy holders, in the absence of instructions from the Board) if a proposal comes up for a vote at the meeting that is not on the proxy card.

  We will hand out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from the record holder in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

  We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q:
What does it mean if I receive more than one proxy card?

A:
It means that you may have multiple accounts at the transfer agent and/or with stockbrokers or other nominees. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:
What if I change my mind after I return my proxy?

A:
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  sending a written notice to the Secretary of the Company (at the address shown on the cover page) stating that you are revoking your proxy of a particular date,

  •
  signing another proxy with a later date and returning it before the polls close at the meeting, or

  •
  attending the Annual Meeting and voting in person.

Q:
Will my shares be voted if I do not sign and return my proxy card or vote via the Internet or by telephone?

A:
(1) If your shares are held in street name, your brokerage firm or other nominee, under certain circumstances, may vote your shares. Nominees have authority under the Nasdaq rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect directors and ratify the appointment of the independent registered public accounting firm are routine matters. The proposal to approve the amendment of the 2005 Equity Incentive Plan is not a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

  If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker nonvote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you.

  You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

  (2) If your shares are in your name and you do not sign and return your proxy card or vote via the Internet or by telephone, your shares will not be voted unless you vote in person at the meeting.

Q:
How may I vote?

A:
You may vote:

  •
  with respect to the nominees for election to the Board, either "for" the nominees or to "withhold" your vote from any nominee,

  •
  "for," "against," or "abstain" on the proposal to amend the Company's 2005 Equity Incentive Plan, and

  •
  "for," "against," or "abstain" on the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Q:
How many stockholders are needed either in person or by proxy to hold the meeting?

A:
To hold the meeting and conduct business, a majority of the Company's outstanding shares entitled to vote as of March 18, 2008 must be present at the meeting. This is called a quorum.

  Shares are counted as present at the meeting if the stockholder either:

    •
    is present in person at the meeting, or

    •
    has properly submitted a proxy card.

  On proposals for routine matters, a broker nonvote is counted for determining the presence of a quorum.

Q:
How many votes must each nominee have to be elected as a director?

A:
The two nominees receiving the highest number of "yes" votes will be elected as directors. This number is called a plurality.

Q:
What happens if a nominee is unable to stand for re-election?

A:
A majority of the independent members of the Board may designate a substitute nominee. If you have completed and returned your proxy, Messrs. Byrne and Johnson can vote your shares for a substitute nominee. They cannot vote for more than two nominees.

Q:
How many votes are required to approve the amendment of the 2005 Equity Incentive Plan?

A:
A majority of the shares present, in person or by proxy, excluding broker nonvotes, voting in favor is required to approve the amendment of the 2005 Equity Incentive Plan. Brokers do not have discretion to vote on this proposal without your instruction.

Q:
How many votes are required to ratify the appointment of PricewaterhouseCoopers LLP?

A:
A majority of the shares present, in person or by proxy, including broker nonvotes, voting in favor is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Q:
How many votes are required to approve other matters that may come before the stockholders at the meeting?

A:
A majority of the shares present, in person or by proxy, excluding broker nonvotes, voting in favor is required to approve other matters that may come before the stockholders at the meeting.

Q:
What happens if I don't indicate how to vote my proxy?

A:
If you just sign your proxy card without providing further instructions, your shares will be counted as a "for" vote for the director nominees, "for" the proposed amendment of the 2005 Equity Incentive Plan, and "for" ratification of the selection of PricewaterhouseCoopers LLP.

Q:
Is my vote kept confidential?

A:
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:
Where do I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2008 on or before August 11, 2008. We will file that report with the SEC, and you can get a copy by calling Investor Relations at (801) 947-3282 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also get a copy from our website at http://investors.overstock.com.

Q:
Who can help answer my questions?

A:
You can call Georgeson Shareholder Communications, our proxy solicitor, toll-free at (800) 314-4549 with any questions about the proposals described in this Proxy Statement or the mechanics of voting.

PROPOSALS TO BE VOTED ON:

1.    ELECTION OF DIRECTORS

        The nominees for election this year as Class III directors, for three-year terms ending in 2011, are Allison H. Abraham and Joseph J. Tabacco, Jr. Ms. Abraham has been a director since 2002, and Mr. Tabacco has been a director since June 2007. Ms. Abraham and Mr. Tabacco have each consented to serve a new three-year term.

        For information about the nominees, see "The Board—Information Regarding Director Nominees and Other Directors" beginning on page 20.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends a vote "for" each of Ms. Abraham and Mr. Tabacco.

Vote Required

        Directors are elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting. Votes withheld are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise they have no legal effect under Delaware law.

2.    AMENDMENT OF 2005 EQUITY INCENTIVE PLAN.

        The Company's stockholders are being asked to approve an increase in the number of shares of common stock reserved for issuance under the Company's 2005 Equity Incentive Plan (the "2005 Plan") by 1,000,000 shares. The increase was approved by the Board of Directors of the Company on February 6, 2008, subject to stockholder approval.

        As of December 31, 2007, 23,820,617 shares of common stock were outstanding, options to purchase 4,165,089 shares had been granted under the 2005 plan and prior plans, and options to purchase 1,160,603 shares of common stock remained outstanding under the 2005 Plan and prior plans. During 2007, we granted employees, consultants and directors options under the 2005 Plan to purchase a total of 760,500 shares, including options to purchase 300,000 shares granted to current executive officers of the Company. At December 31, 2007, 608,485 shares of common stock remained available for future grants, and at February 29, 2008, after the Company made the restricted stock grants described below, only 157,235 shares of common stock remained available for future grants. The Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders for the Company to have the ability to grant additional equity awards under the 2005 Plan, and consequently have approved the proposed increase.

        The 2005 Plan replaced the Company's 2002 Stock Option Plan (the "2002 Plan"), which was terminated as to new grants on April 26, 2005. All options outstanding under the 2002 Plan on April 26, 2005 remained outstanding, and any shares available for grant under the 2002 Plan or prior plans became available for grant under the 2005 Plan.

        The 2005 Plan authorizes the Board of Directors to grant stock-based awards to our employees, directors and consultants. The 2005 Plan is structured to allow the Board of Directors discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. From its inception, the Company has provided stock options as an incentive to its employees and executives as a means to promote increased stockholder value. In January 2008, the Company granted restricted stock units under the 2005 Plan covering an aggregate of 451,250 shares of Common Stock to an aggregate of 108 key employees, including the grants to named executive officers described under "Compensation Discussion and Analysis—Executive Compensation Action Taken After Year-End."

Vote Required

        If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting, will be required to approve the amendment to the 2005 Plan.

        Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

Terms of the 2005 Plan

        The principal features of the 2005 Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2005 Plan, which, as proposed to be amended, is attached as Appendix A. Capitalized terms used herein and not defined shall have the meanings set forth in the 2005 Plan.

        Purpose.    The purposes of the 2005 Plan are to attract and retain the best available personnel, to provide additional incentive to our employees, consultants and non-employee directors, and to promote the success of our business.

        Administration.    The 2005 Plan may be administered by our Board of Directors or a committee, which our Board of Directors may appoint from among its members (the "Administrator"). Subject to the provisions of the 2005 Plan, the Administrator has the authority to: (i) interpret the 2005 Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 2005 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares or equivalent units to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the participant); (vii) amend any outstanding award subject to applicable legal restrictions; (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the 2005 Plan; (x) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; (xi) reduce the exercise price of an award to the then current fair market value if the fair market value of the common stock covered by the award has declined since the date the award was granted; (xii) institute an award exchange program; and (xiii) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2005 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.

        Eligibility.    The 2005 Plan provides that awards may be granted to our employees, consultants and non-employee directors, and employees and consultants of our parent or subsidiary corporations. Incentive options may be granted only to employees (including officers and employee directors). Approximately 200 persons are eligible to participate in the 2005 Plan. Participation is based on the Compensation Committee's determination to grant awards under the 2005 Plan.

        Code Section 162(m) Performance Goals.    The 2005 Plan permits us to issue awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Administrator may make performance goals applicable to a participant with respect to an award. At the Administrator's discretion, one or more of the following or any other reasonable performance goals may apply: cash position, earnings per share, expenses, gross margin, individual objectives, net income, operating cash flow, operating income, operating margin, return on assets, return on equity, return on sales, revenue, total stockholder return, and/or unit sales, all as determined in accordance with accounting principles generally accepted in the United States or on a non-GAAP basis. Except for cash position, return on equity and total stockholder return, a performance goal may apply either to us or to one of our business units. The Administrator may use other performance goals for awards that are not intended to qualify as performance-based under Section 162(m) of the Code. To date we have not issued performance-based awards for purposes of Section 162(m).

        Terms and Conditions of Options.    Each option granted under the 2005 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

        (a)    Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The option price of all incentive stock options under the 2005 Plan and non-statutory options granted under the 2005 Plan intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than the fair market value of the common stock on the date the option is granted. Subject to the foregoing, and subject to Section 409A of the Internal Revenue Code, non-statutory stock options may be granted with a per share exercise price determined by the Administrator. Non-statutory options may be granted with an exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the 2005 Plan, fair market value is defined as the closing sale price per share of the common stock on the date of grant as reported on the Nasdaq Global Market. On March 18, 2008, the closing price of the common stock as reported on the Nasdaq Global Market was $10.36. Optionees are not required to pay the Company any amount upon the grant of an option.

        (b)    Form of Consideration.    The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, other shares of our common stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver to us the exercise price from sale proceeds, or by a combination thereof.

        (c)    Exercise of the Option.    Each stock option agreement specifies the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 2005 Plan be exercised more than 10 years after the date of grant.

        (d)    Termination of Employment.    The 2005 Plan provides that if the optionee's employment relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination may be determined by the Administrator and set forth in the option agreement and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option will generally remain exercisable for three months after the optionee's termination.

        (e)    Permanent Disability.    If an optionee's employment or other service is terminated due to a disability, options granted to such optionee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement, but only to the extent that the options were exercisable on the date of termination and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's termination due to disability.

        (f)    Death.    If an optionee should die while an employee of or other service provider to the Company, options granted to such optionee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's death.

        (g)    ISO Limitation.    The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options held by an employee that are exercisable for the first time in any one calendar year. To the extent the limit is exceeded, the options relating to the excess shares will be treated as nonstatutory options.

        (h)    162(m) Share Limit.    No participant may be granted stock options and stock appreciation rights to purchase more than 423,430 shares of common stock in any fiscal year, except that up to 846,860 shares may be granted in the participant's first fiscal year of service.

        (i)    Other Provisions.    The stock option agreement may contain other terms, provisions and conditions as determined by the Administrator.

        Terms and Conditions of Stock Appreciation Rights.    The Administrator, subject to the provisions of the 2005 Plan (including the 162(m) share limit referred to above), shall have complete discretion to determine the terms and conditions of SARs granted under the 2005 Plan.

        Payment of Stock Appreciation Right Amount.    Upon exercise of an SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of a share on the date of exercise and the exercise price and (ii) the number of shares for which the SAR is exercised.

        Payment upon Exercise of Stock Appreciation Right.    At the discretion of the Administrator, payment to the holder of an SAR may be in cash, shares of our common stock or a combination thereof. To the extent that an SAR is settled in cash, the shares available for issuance under the 2005 Plan shall not be diminished as a result of the settlement.

        Stock Appreciation Right Agreement.    Each SAR grant shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        Expiration of Stock Appreciation Rights.    SARs granted under the 2005 Plan expire as determined by the Administrator, but in no event later than ten (10) years from date of grant. No SAR may be exercised by any person after its expiration.

        Termination of Employment, Disability and Death.    SARs are treated in the same manner as described above for options in the event of the holder's termination of service, disability or death.

        Restricted Stock.    Subject to the terms and conditions of the 2005 Plan, restricted stock may be granted to our employees and consultants at any time and from time to time at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which may be based principally or solely on continued provision of services but may include a performance-based component. However, no participant shall be granted a restricted stock award and performance shares covering more than 211,715 shares in any of our fiscal years, except that up to 635,145 shares may be granted in the participant's first fiscal year of service.

Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares.

        Restricted Stock Award Agreement.    Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.

        Performance Shares.    Subject to the terms and conditions of the 2005 Plan, performance shares may be granted to our employees and consultants at any time and from time to time as shall be determined at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares of our common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance milestones but may include a service-based component. However, no participant shall be granted performance shares and restricted stock awards covering more than 211,715 shares in any of our fiscal years, except that up to 635,145 shares may be granted in the participant's first fiscal year of service.

        Performance Share Award Agreement.    Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        Performance Units.    Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our common stock, determined as of the vesting date. The shares available for issuance under the 2005 Plan shall not be diminished as a result of the settlement of a performance unit.

        Performance Unit Award Agreement.    Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator. However, no participant shall be granted a performance unit award covering more than $1,000,000 in any of the Company's fiscal years, except that a performance unit award covering up to $3,000,000 may be granted in the participant's first fiscal year of service.

        Deferred Stock Units.    Deferred stock units shall consist of a restricted stock, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred stock units are subject to the individual annual limits that apply to each type of award.

        Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an award granted under the 2005 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the 2005 Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

        Acceleration upon Death.    In the event that a participant dies while a service provider, the award may be exercised within the time period set forth in the relevant agreement, but in no event later than the expiration date of the relevant award.

        Adjustment Upon Changes in Capitalization.    In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2005 Plan, the individual fiscal year limits applicable to restricted stock, performance share awards, SARs and options, the number and class of shares of stock subject to any award outstanding under the 2005 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made by the Administrator or the Compensation Committee of our Board of Directors, whose determination shall be conclusive.

        Change of Control.    In the event of a change of control, the successor corporation (or its parent or subsidiary) will assume or substitute each outstanding award. If the successor corporation refuses to assume the awards or to substitute equivalent awards, such awards shall become 100% vested. In such event, the Administrator shall notify the participant that each option and SAR is fully exercisable for 15 days from the date of such notice and that the award terminates upon expiration of such period. If, within eighteen (18) months following a merger or Change of Control, a participant's employment is terminated involuntarily by the Company or successor corporation other than for cause (as defined), on account of death or disability or by the participant by a voluntary termination for good reason (as defined), then the participant shall fully vest in and have the right to exercise his or her award as to all of the shares subject to the award including shares as to which such award would not otherwise be vested or exercisable.

        Amendment, Suspensions and Termination of the 2005 Plan.    Our Board of Directors may amend, suspend or terminate the 2005 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any other applicable rule or statute or by the rules of any stock exchange or automated quotation system on which the Company's shares may then be listed or quoted. The 2005 Plan will terminate in April 2015.

Federal Income Tax Information

        Incentive Stock Options.    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        Non-statutory Stock Options.    All other options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        Stock Appreciation Rights.    No taxable income is reportable when an SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be a capital gain or loss.

        Restricted Stock, Performance Units and Performance Shares.    A participant will not have taxable income upon grant (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

        Tax Effect for the Company.    We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our chief executive officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the 2005 Plan and performance goals under the 2005 Plan, setting individual annual limits on each type of award, and certain other requirements. The 2005 Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with any such awards. To date we have not issued performance-based awards for purposes of Section 162(m).

        Requirements Regarding "Deferred Compensation."    Certain of the benefits under the 2005 Plan may constitute "deferred compensation" within the meaning of Section 409A of the Internal Revenue Code, which is a provision governing "nonqualified deferred compensation plans." Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

        The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Internal Revenue Code, which can apply to an "excess parachute payment." Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.

Accounting Treatment

        The Financial Accounting Standards Board has adopted Statement of Financial Accounting Standards No. 123(R), Share Based Payments ("SFAS 123(R)"), which requires mandatory expensing for equity awards for public companies. Consequently, we expect that all Plan awards granted after the effective date of this standard (January 1, 2006) and any Plan awards granted prior to the effective date with outstanding unvested awards as of the effective date will result in direct charges to our reported earnings over the future respective vesting periods.

New Plan Benefits

        The grant of awards under the 2005 Plan, including grants to our named executive officers and directors, is discretionary. As of the date of this proxy statement, there has been no determination with respect to future awards under the 2005 Plan, and the amount of any future discretionary awards is not determinable. The following table sets forth information with respect to the grant of options during the fiscal year ended December 31, 2007, and the grant of restricted stock units in January 2008, to

(a) each of our named executive officers; (b) all current executive officers as a group; (c) all current non-employee directors as a group; and (d) all employees, including current officers who are not executive officers, as a group:

PLAN GRANTS IN 2007 AND 2008

Name of Individual or Identity of Group and Position	Number of Shares Subject to Options Granted	Exercise Price(1)	Restricted Stock Units(3)
Patrick M. Byrne, CEO	—	$—	15,000
David K. Chidester, Senior Vice President, Finance	35,000	17.08	15,000
Jason C. Lindsey, President and Chief Operating Officer(2)	80,000	17.08	7,500
Stormy D. Simon, Senior Vice President, Customer Care, PR and Branding	40,000	17.08	15,000
Steven P. Tryon, Senior Vice President, Logistics	35,000	17.08	15,000
All current executive officers as a group (7 people)	220,000	17.08	105,000
All current directors who are not executive officers as a group (4 people) (4)	75,000	24.89	15,000
All other employees as a group	465,500	17.56	331,250

(1)
Represents the weighted average per share exercise price for options granted in 2007.

(2)
Mr. Lindsey resigned as our President and Chief Operating Officer effective December 31, 2007, but remains an employee of the Company.

(3)
Restricted stock unit grants were made in January 2008, and vest over a three-year period commencing on the date of grant at the rate of 25% at the end of year one, 25% at the end of year two, and 50% at the end of year three. The exercise price for each unit is the par value of the underlying shares, which is $0.0001.

(4)
Includes 40,000 options held by James V. Joyce, a consultant to the Company, which were granted prior to his appointment to the Board, having a weighted average exercise price of $30.38 per share and vesting, with respect to 30,000 shares, on December 31, 2008, and with respect to 10,000 shares, 28% on the date one year after the date of grant and 2% per month thereafter.

        The Company does not have any equity compensation plans not approved by the stockholders. See "Equity Compensation Plan Information."

Vote Required

        If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the amendment to the plan.

        Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal.

Recommendation Of The Board Of Directors

        The Board of Directors unanimously recommends that stockholders vote "for" approval of the plan, as amended.

3.    RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1999. Although ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP is not required under our bylaws or other legal requirements, the Company is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders as a matter of good corporate practice. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if stockholders ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace PricewaterhouseCoopers LLP with a different independent registered public accounting firm at any time if the Audit Committee determines it is in the best interests of the Company and the stockholders to do so. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting in order to respond to appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees and out-of-pocket expenses PricewaterhouseCoopers LLP billed us for each of the last two fiscal years for professional services for the audits of our annual financial statements, the effectiveness of internal control over financial reporting and reviews of financial statements included in our Reports on Form 10-K and Form 10-Q and for their services assisting us with our responses to accounting comments from the Staff of the SEC and to the SEC's investigation into our accounting and other matters were $611,000 in 2006 and $761,000 in 2007.

Audit-Related Fees

        PricewaterhouseCoopers LLP did not bill us any fees in the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under the caption "Audit Fees."

Tax Fees

        PricewaterhouseCoopers LLP did not bill us any fees in the last two fiscal years for compliance, tax advice, or tax planning.

All Other Fees

        PricewaterhouseCoopers LLP did not bill us any fees in 2006 and 2007 for products and services provided by PricewaterhouseCoopers LLP, other than the services reported above, except for $2,400 in 2007 for the use of proprietary software.

Auditor Independence

        The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

General

        The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent registered public accounting firm are to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee ("general pre-approval"), or require the specific pre-approval of the Audit Committee ("specific pre-approval"). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

        The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

        The annual Audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company's consolidated financial statements. Audit services also include the attestation engagement for the independent registered public accounting firm's report on the effectiveness of internal control over financial reporting and, for 2006, management's assertion on internal control over financial reporting. The Policy provides that the Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific Audit services outside the engagement scope.

Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval to specified Audit-related services. All other Audit-related services not specified must be specifically pre-approved by the Audit Committee.

Tax Services

        Under the Policy, the Audit Committee grants general pre-approval to specific tax compliance, planning and advice services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. Other tax services must be specifically approved by the Audit Committee.

All Other Services

        Under the Policy, the Audit Committee grants general pre-approval to specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC's rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

Procedures

        The Policy provides that at the beginning of each year, the Senior Vice President, Finance (our principal financial and accounting officer) and the Company's independent registered public accounting firm will jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval. This schedule will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees (or a range of projected fees) for each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule will be subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the stockholders vote "for" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Vote Required

        The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the proposal.

4.    OTHER BUSINESS

        The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. Byrne and Johnson will vote, or otherwise act, on your behalf in accordance with the Board's (or, in the absence of instructions from the Board, their) judgment on such matters.

THE BOARD

General

        The Board of Directors is currently composed of five members. Two current directors are nominees for re-election this year. The remaining three directors will continue to serve the terms described below. Our directors serve staggered terms. This is accomplished as follows:

  •
  each director serves a three-year term,

  •
  the directors are divided into three classes,

  •
  the classes are as nearly equal in number as possible, and

  •
  the term of each class begins on a staggered schedule.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of Allison H. Abraham and Joseph J. Tabacco, Jr., each of whom is a current director of the Company. In the event that either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by a majority of the independent members of the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees approved by a majority of the independent members of the Board, if possible. The term of office of the persons elected as directors will continue until the 2011 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. It is not expected that either nominee will be unable or will decline to serve as a director.

Board and Committee Meetings

        The Board held nine meetings during 2007. The Audit Committee held 11 meetings during 2007, and the Compensation Committee held one meeting during 2007. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served during 2007.

Board Independence

        The Board currently consists of five members. The Board of Directors has determined that, except for Patrick M. Byrne, who serves as our Chief Executive Officer, and James V. Joyce, who serves as a consultant to us, each of our current directors is independent within the meaning of the Nasdaq director independence standards. In reaching this determination, the Board considered that neither Allison H. Abraham nor Joseph J. Tabacco, Jr. has any relationship with the Company except as a director and stockholder. With respect to Barclay (Clay) F. Corbus, the Board considered the fact that Mr. Corbus formerly served as Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company and determined that Mr. Corbus met the independence requirements.

Committees of the Board

        The Board of Directors has an Audit Committee and a Compensation Committee, each of which has adopted a written charter. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below. In addition, the Board has adopted resolutions authorizing a majority of the independent members of the Board of Directors to recommend nominees for election to the Board, as described in more detail below.

        Audit Committee.    The Board has an Audit Committee consisting of Allison H. Abraham, who serves as Chair, Barclay (Clay) F. Corbus and Joseph J. Tabacco, Jr., each of whom is independent within the meaning of the Nasdaq director independence standards. The Board of Directors has determined that each of Ms. Abraham and Mr. Corbus is an "audit committee financial expert" as defined by the SEC. The Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, selecting, reviewing and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Audit Committee Report is included beginning on page 32 of this proxy statement.

        Compensation Committee.    The Board also has a Compensation Committee consisting of Barclay (Clay) F. Corbus, who serves as Chairman, Allison H. Abraham and Joseph J. Tabacco, Jr., each of whom is a non-employee and independent under the Nasdaq independence standards. The

Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our directors, officers and other employees and administering various incentive compensation and benefit plans. The Compensation Committee Report is included on page 27 of this proxy statement.

        Nominations.    The Board does not have a standing nominating committee or committee performing similar functions. The Board has adopted resolutions in accordance with applicable Nasdaq rules authorizing a majority of the independent members of the Board to recommend nominees to the full Board. The Board believes that it is appropriate for the Board not to have a nominating committee because of the small size of the full Board. The Board currently consists of five members, three of whom are independent. The Board considered forming a nominations committee consisting of some or all of the independent members of the Board. Forming a committee consisting of less than all the independent members was unattractive because it would have omitted one or more of the independent members of the Board. The Board desired the participation in the nomination procedure of all of its independent members, and therefore authorized a majority of the independent members of the Board to make nominations. The Board intends to review this matter periodically, and may in the future elect to designate a formal nominations committee. Each member of the Board of Directors has historically participated in the consideration of director nominees. The independent members of the Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of the Board authorized to recommend nominees to the full Board is independent within the meaning of the Nasdaq director independence standards.

Director Qualifications

        The independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members. The independent members believe that candidates for election to the Board should have the highest professional and personal ethics and values, consistent with those of the Company. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice based on experience, and they must actively represent the interests of the stockholders. The independent members believe that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders.

Identification and Evaluation of Nominees for Director

        The independent members of the Board believe that the current Board composition is serving the stockholders of the Company well. The independent Board members have recommended additional persons, including Mr. Barclay (Clay) F. Corbus, who joined the Board in March 2007, and Mr. Joseph J. Tabacco, Jr., who joined the Board in June 2007, as candidates for the Board from time to time, based largely on the qualifications of the potential candidates, as well as on the needs of the Company. In the future, the independent members may consider candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

        The independent members have a policy that they will consider any properly submitted director candidates recommended by stockholders of the Company. Any stockholder who desires to submit a recommendation should submit a written recommendation to the Board, including information about the qualifications of the person to be a nominee for election to the Board, and a consent of the person to serve if elected, addressed to Board of Directors, Overstock.com, Inc., 6350 South 3000 East, Salt Lake City, Utah 84121. There is no difference in the manner in which the independent members would evaluate a nominee based on whether the nominee is recommended by a stockholder. There has been no material change to the procedures by which stockholders may recommend nominees to the independent members that was implemented after the Company's most recent disclosure pursuant to Item 407(c)(2) of Regulation S-K.

        The independent members have not approved any nominee for inclusion on the Company's proxy card for the 2008 Annual Meeting other than Allison H. Abraham and Joseph J. Tabacco, Jr., each of whom is standing for re-election. The Company has not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The independent members did not receive, by December 1, 2007, any recommended nominee from any stockholder that beneficially owned more than 5% of the Company's voting common stock for at least one year as of the date the recommendation was made, or from a group of stockholders that beneficially owned, in the aggregate, more than 5% of the Company's voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

        In January 2004 the Board adopted resolutions to provide a formal process by which stockholders may communicate with the Board. Although the adoption of the formal process did not change the previously existing informal procedures by which stockholders could communicate with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes, the adoption of the formal process did clarify that stockholders may communicate directly with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes. The formal process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company's headquarters at 6350 South 3000 East, Salt Lake City, Utah 84121, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to Board members.

Annual Meeting Attendance

        The Company's policy is that Board members should attend annual stockholder meetings if reasonably possible. All the members of the Board, other than Barclay (Clay) F. Corbus, attended the 2007 annual stockholders meeting.

Code of Ethics

        The Company has adopted a code of ethics that applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 6350 South 3000 East, Salt Lake City, Utah 84121.

Policies and Procedures Regarding Related Party Transactions

        The Board has established a written policy and procedures for the review, approval or ratification of related party transactions. Under the Board's policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee's next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person's interest in the transaction. No member of the Audit Committee participates in any approval or ratification of a related party transaction in which such member is a related person, other than to provide all material information regarding the transaction, including information regarding the extent of the member's interest in the transaction, to the Audit Committee. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to the Company's participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.

Information Regarding Director Nominees and Other Directors

        Set forth below is certain information as of the record date regarding the nominees for election and all other directors of Overstock whose term of office continues after the 2008 Annual Meeting.

Class III Directors (Term Expiring in 2008) and Nominees for Election for Terms Expiring in 2011

Name	Age	Position with the Company	Director Since
Allison H. Abraham	45	None	March 2002
Joseph J. Tabacco, Jr.	59	None	June 2007

        Allison H. Abraham has served as a Director of Overstock since March 2002 and is currently a consultant to several early stage companies and individuals. She is Chair of the Audit Committee and a member of the Compensation Committee. Ms. Abraham served as President and as a director of LifeMinders, Inc., an online direct marketing company, from May 2000 until the acquisition of LifeMinders by Cross Media Marketing Corp. in October 2001. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage Inc., an online media company, from May 1998 to May 2000. From February 1997 to April 1998, Ms. Abraham was President, Chief Operating Officer and a director of Shoppers Express, an online grocery service, and also served as Vice President of Sales and Marketing for several months prior to her promotion. From 1992 to 1996, Ms. Abraham held several marketing and management positions at Ameritech Corporation. She was employed at American Express Travel Related Services in New York City from 1988 to 1992, focusing on the launch of new products and loyalty programs. Ms. Abraham holds a Bachelor of Arts in Economics from Tufts University and a MBA degree from the Darden School at the University of Virginia.

        Joseph J. Tabacco, Jr. has served as a Director of Overstock since June 2007. Mr. Tabacco is a member of the Audit Committee and the Compensation Committee. For more than the last five years Mr. Tabacco has served as the managing partner of Berman DeValerio Pease Tabacco Burt & Pucillo's San Francisco office. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases and has been involved in all aspects of state and federal litigation. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division, and in both the Central District of California and the Southern District of New York. Mr. Tabacco frequently lectures and authors articles on securities and antitrust law issues and is a member of the Advisory Board of the Institute for Consumer Antitrust Studies at Loyola University Chicago School of Law. Mr. Tabacco is also a former teaching fellow of the Attorney General's Advocacy Institute in Washington, D.C., and has served on the faculty of ALI-ABA on programs about U.S.-Canadian business litigation and trial of complex securities cases.

Class I Directors (Term Expiring in 2009)

Name	Age	Position with the Company	Director Since
Patrick M. Byrne	45	Chief Executive Officer	October 1999
Barclay (Clay) F. Corbus	41	None	March 2007

        Dr. Patrick M. Byrne has served as our principal executive officer and as a Director since October 1999, as Chairman of the Board from February 2001 through October 2005 and from April 2006 to the present, and currently serves as our President, Chief Operating Officer and Chief Executive Officer. From September 1997 to May 1999, Dr. Byrne served as President and Chief Executive Officer of Fechheimer Brothers, Inc., a manufacturer and distributor of uniforms. From 1995 until its sale in September 1999, Dr. Byrne was Chairman, President and Chief Executive Officer of Centricut, LLC, a manufacturer and distributor of industrial torch parts. From 1994 to the present, Dr. Byrne has served as a Manager of the Haverford Group, an investment company and an affiliate of Overstock. Dr. Byrne has a Bachelor of Arts degree in Chinese studies from Dartmouth College, a Master's degree from Cambridge University as a Marshall Scholar, and a Ph.D. in philosophy from Stanford University.

        Barclay (Clay) F. Corbus has served as a Director of Overstock since March 2007. He is a member of the Audit Committee and Chairman of the Compensation Committee. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp., with responsibility for strategic development, since September 2007. He served as Co-CEO of WR Hambrecht + Co. from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with an AB in Government and has an MBA in Finance from Columbia Business School.

Class II Directors (Term Expiring in 2010)

Name	Age	Position with the Company	Director Since
James V. Joyce	50	Consultant	February 2008

        James V. Joyce has served as a Director of Overstock since February 2008. He is also the chief executive officer of Icent LLC, which is a management consulting company through which Mr. Joyce has provided consulting services to clients, including the Company, for more than the last five years. Mr. Joyce holds a Bachelor of Arts degree as well as a Master's degree in Jurisprudence from the University of Oxford and an MBA from Dartmouth College.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during 2007 were Barclay (Clay) F. Corbus (Chairman), Allison H. Abraham and Joseph J. Tabacco, Jr. During 2007:

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee was a participant in any "related person" transaction;

  •
  None of the Company's executive officers served on the compensation committee of another entity where one of that entity's executive officers served on the Company's Board or Compensation Committee; and

  •
  None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and approving the compensation policies for executive officers and directors, for reviewing and approving all forms of compensation for our executive officers and directors, for administering our incentive compensation programs (including our 2005 Equity Incentive Plan and our Performance Share Plan), for approving and overseeing the administration of our employee benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.

        The Compensation Committee operates under a charter adopted by the board of directors. The committee annually reviews the adequacy of its charter and recommends changes to the board for approval as it considers appropriate. The committee meets at scheduled times during the year and also acts upon occasion by written consent. The committee reports on its activities and makes committee recommendations at meetings of the board of directors. The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments, approves awards under incentive/bonus plans, approves discretionary bonuses, and administers the Company's 2005 Equity Incentive Plan and Performance Share Plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning. Our Chief Executive Officer and other executive officers make recommendations and participate with respect to decisions concerning other executive officers, and provide information and make recommendations to the committee regarding the amount and form of director compensation. Neither the committee nor the Company has used outside compensation consultants to determine or recommend the amount or form of executive or director compensation. The committee has not delegated any of its authority to any other person.

Compensation Objectives

        Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our Chief Executive Officer has refused to accept any salary or bonus since our inception, and we have intentionally set all executive salaries at levels below the amounts we believe our executives could have earned at comparable public companies based in Utah. In order to retain our executive management, in early 2007 the committee authorized increases to our executives' salaries, but nevertheless continues to adhere to a compensation philosophy that the executive salary and bonus levels should remain modest in comparison to those paid at comparable companies, and that executives' opportunities for more significant compensation should be tied closely to the Company's performance. The objectives of our executive compensation plans and programs are to:

  •
  Emphasize the enhancement of the long-term economic value of the Company;

  •
  Retain the senior executives;

  •
  Deliver the total executive compensation package in a cost-effective manner; and

  •
  Encourage management ownership of our common stock.

        Our executive compensation policy is designed to encourage decisions and actions that have a positive effect on our economic value and our overall corporate performance. Specifically, the Performance Share Plan is designed to have no value to the Named Executive Officers or other participants if the Company's economic value fails to increase as described below, and to have increasing value if the Company's economic value and stock price increase. Similarly, option grants under the Company's 2005 Equity Incentive Plan have no value to the executives or other participants if the Company's stock price fails to increase above the exercise prices of the respective option grants. Restricted stock unit grants, which we first made in January 2008, are intended to have value to the recipients, subject to compliance with the vesting requirements, that is tied directly to the Company's stock price.

        The accounting and tax treatment of particular forms of compensation generally do not affect the committee's compensation decisions. However, the committee evaluates the effects of accounting and tax treatment on an ongoing basis and takes those effects into account to the extent it considers appropriate.

        The committee reviews executive pay practices at other publicly-held companies based in Utah as part of its process of determining the appropriate levels of compensation.

Elements of Compensation

        The elements of total compensation the Company pays to its named executive officers identified in the Summary Compensation Table below (the "Named Executive Officers") other than its Chief Executive Officer (the "CEO") are as follows:

  •
  Base salary;

  •
  Annual individual cash bonuses;

  •
  Awards under our Performance Share Plan;

  •
  Awards under our 2005 Equity Incentive Plan;

  •
  Matching contributions under our 401(k) plan; and

  •
  Benefits under our health and welfare benefits plans.

        Each of these elements is discussed below. In January 2008 our CEO received a grant of restricted stock units under the Company's 2005 Equity Incentive Plan, as discussed below, but declined to accept any compensation during or relating to 2007. The amounts shown for the CEO in the Stock Awards and Option Awards columns of the Summary Compensation Table reflect stock option grants and grants under our Performance Share Plan made in prior years. No awards have been made to any Named Executive Officer or other person under the Performance Share Plan since January 2006. See "Performance Share Plan" below.

        Base Salary.    The base salaries of the Named Executive Officers are reviewed by the committee annually. Salaries for the named executive officers in 2007 were set at $200,000 each, except for our President, Jason C. Lindsey, who was paid $300,000, and our CEO, Patrick Byrne, who did not receive any salary. We intentionally set all executive salaries at levels below the amounts we believe our executives could have earned elsewhere, but increased them significantly from the base salaries we paid in 2006 in order to retain the executives. In 2007 we paid Mr. Lindsey a higher salary than we paid the other Named Executive Officers because of the greater responsibilities assumed by Mr. Lindsey in his role as President and Chief Operating Officer. In setting the salaries, the committee reviewed 2006 base salaries paid by other publicly held companies based in Utah with revenues between $250 million and $2 billion. The companies reviewed were EnergySolutions, Franklin Covey, Headwaters, ICON Health & Fitness, Nu Skin Enterprises and USANA Health Services. The base salaries paid by the Company in 2007 were substantially lower than those paid in 2006 by five of these six companies. Salary income for each Named Executive Officer for calendar year 2007 is reported in the Summary Compensation Table.

        Annual Individual Cash Bonuses.    Annual individual cash bonuses paid to the Named Executive Officers are determined by the committee annually after the end of the year and are intended to serve both as recognition for individual and Company performance and as a retention mechanism. The amounts of the bonuses are determined by the committee based on recommendations made by the CEO and on the committee's subjective view of the performance of the respective Named Executive Officers during the prior year. In determining the amount of the bonuses paid to the Named Executive Officers, the committee first established the aggregate amount of bonuses to be paid to all Company employees, including the Named Executive Officers, and then allocated the aggregate amount to employees, including the Named Executive Officers. The amounts of the bonuses are intended to be sufficient to enable the Company to retain the services of the Named Executive officers, and to be meaningful to the Named Executive Officers as recognition for performance in 2007, but without being more than the amounts necessary to achieve these purposes. Bonus amounts paid to each Named Executive Officer for calendar year 2007 are reported in the Summary Compensation Table. Except for the CEO, who declined to accept any bonus payment, the bonus payments to each Named Executive Officer were either $175,000 or $225,000, depending on the Committee's subjective evaluation of the contributions made by each Named Executive Officer.

        Performance Share Plan.    The committee approved the adoption of the Company's Performance Share Plan in January 2006. The Performance Share Plan provides for a three-year period for the measurement of the Company's attainment of the performance goal described in the form of grant. At the Company's sole option the Company had the ability to make a payment of estimated amounts payable to a plan participant after two years, but the Compensation Committee did not approve any such payments. The performance goal is measured by growth in economic value, as defined in the plan. The amount of payments due to participants under the plan is a function of the then current market price of a share of the Company's common stock, multiplied by a percentage dependent on the extent to which the performance goal has been attained, which is between 0% and 200%. If the growth in economic value is 10% compounded annually, or less, the percentage will be 0%. If the growth in economic value is 25% compounded annually, the percentage is 100%. If the growth in economic value is 40% compounded annually or more, the percentage is 200%. If the percentage growth is between these percentages, the payment percentage is determined on the basis of straight line interpolation. Amounts payable under the plan will be payable in shares of common stock. The provisions of section 162(m) of the Internal Revenue Code could limit the Company's ability to deduct payments made pursuant to the plan. The dollar amount recognized as compensation cost for financial statement reporting purposes for calendar years 2006 and 2007 with respect to each such award (determined in accordance with FAS 123R) is set forth in the Summary Compensation Table. The plan is designed to provide at-risk (incentive) compensation that aligns management's financial interests with those of our stockholders. No actual cash, stock or other payments were made under these awards during 2007, and no awards have been made under the plan since January 2006.

        2005 Equity Incentive Plan.    We use the grant of stock options under our 2005 Equity Incentive Plan to provide long-term incentive compensation opportunities to our key employees, including the Named Executive Officers. The plan was approved by the stockholders in 2005 and provides for the grant of awards, including qualified and non-qualified stock options to purchase shares of our common stock. Options granted under the plan have been granted at a per share exercise price which is not less than 100% of the fair market value of the underlying shares on the date that the option is granted. Accordingly, options granted under the plan have no intrinsic value unless the market price of the Company's common stock increases after the date of grant. The plan also provides for the grant of restricted stock awards and other types of awards, although prior to 2008 we had not made any such awards. The plan is designed to provide at-risk (incentive) compensation that aligns management's financial interests with those of our stockholders and encourages management ownership of our common stock. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under the plan. The dollar amount recognized as compensation cost for financial statement reporting purposes for calendar years 2006 and 2007 (determined in accordance with SFAS 123(R) without regard to forfeitures) is set forth in the Summary Compensation Table. In early 2007 the Compensation Committee approved option grants to the Named Executive Officers (other than the CEO, who did not receive any option grant) covering 35,000 shares to each of Messrs. Chidester and Tryon, 40,000 shares to Ms. Simon, and 80,000 shares to Mr. Lindsey. The committee approved the grants in an effort to retain and motivate the executives. Information concerning the number of options held by each Named Executive Officer as of December 31, 2007 is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

        401(k) Plan.    We maintain a 401(k) plan, in which Named Executive Officers may participate. During 2007 we matched 50% of participants' contributions on up to 6% of their salaries and contributed 2% as a discretionary contribution. The amounts of matching contributions and profit sharing contributions allocated to our Named Executive Officers are set forth in the Summary Compensation Table. Participation in the 401(k) plan is available to employees on a non-discriminatory basis.

        Health and Welfare Benefits.    We provide health, life and disability insurance and other employee benefits programs to our employees, including our Named Executive Officers. The committee is responsible for overseeing the administration of these programs and believes that the employee benefits programs should be generally comparable to those maintained by comparable companies so that we are able to attract and retain officers and other employees. Our employee benefits plans are provided on a non-discriminatory basis to all employees.

Executive Compensation Action Taken After Year-End

        In January 2008, the Compensation Committee set salaries for our Named Executive Officers at the same rates they were paid during 2007, except that the committee decreased the base salary of Mr. Lindsey, who resigned as our President and Chief Operating Officer as of December 31, 2007, but will remain an employee, from $300,000 to $100,000. Patrick Byrne, our CEO, declined to accept any salary for 2008, and the salaries for the other Named Executive Officers were set at $200,000. The committee determined that the $200,000 salaries to be paid to the three Named Executive Officers other than Messrs. Byrne and Lindsey were consistent with the committee's philosophy that the salaries should be modest in comparison to salaries being paid by comparable public companies. At the same time, the committee approved cash bonuses for 2007 performance for the Named Executive Officers (other than the CEO, who declined to accept any bonus) as described above under "Annual Individual Cash Bonuses."

        In January 2008 the committee approved the grant of restricted stock units under the Company's 2005 Equity Incentive Plan to 108 employees of the Company, including the Named Executive Officers. Each Named Executive Officer other than Mr. Lindsey received a grant of 15,000 units. Mr. Lindsey, who had resigned as our President and Chief Operating Officer, but remains an employee of the Company, received a grant of 7,500 units. Restricted stock units vest over a three-year period commencing on the date of grant at the rate of 25% at the end of year one, 25% at the end of year two, and 50% at the end of year three. The committee made the determination to grant restricted stock units rather than stock options in part because of the volatility of the Company's stock price. The committee wanted to provide an equity incentive that would have value to the recipient, and thus serve as an incentive, even during periods when the stock price may be lower than it was on the date of the grant of the award.

        The committee has indicated that in January 2009 it will consider the year over year improvement, if any, in the Company's total contribution, which for this purpose consists of the Company's earnings or loss plus its noncash charges, less capital expenditures. The committee has indicated that if total contribution improves in 2008 in accordance with management's plan, the committee will consider authorizing cash bonuses for Named Executive Officers in early 2009. However, the committee has complete discretion to determine the amount of any bonus to be paid to any Company employee, including any Named Executive Officer, with respect to 2008.

Timing of Stock Option Grants

        The Company does not have any program, plan or practice to time option grants to its Named Executive Officers or to any other employee in coordination with the release of material non-public information. The Company's Board of Directors and Board committees, including the Compensation Committee, normally schedule their regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled in an effort to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. Because the Compensation Committee approves stock option grants at some of its regularly scheduled meetings, option grants are sometimes made within a week before or after the public release of financial results or other material information. However, that is a result of the fact that the Compensation Committee holds its meetings in connection with the Board meetings, not as a result of a program, plan or practice to time option grants. The Company also does not set the grant date of its stock option grants to new executives in coordination with the release of material non-public information, and has not timed, and does not plan to time, its release of material non-public information for the purpose of affecting the value of executive compensation.

Severance And Change of Control Arrangements

        None of our executive officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our executive officers hold options and restricted stock units issued under our 2005 Equity Incentive Plan, and have certain payment rights under our Performance Share Plan, and the vesting of options, restricted stock units or rights issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the holder within a period of time after a change of control has occurred. The Performance Share Plan provides that if a participant is terminated within 24 months after a change of control (as defined in the plan), the participant's award under the plan will be cancelled and the participant will receive a payment equal to the then market value of the common stock multiplied by the harvest percentage (as previously described), with the harvest percentage being determined based on the extent to which the relevant performance goal had been achieved as of the end of the calendar quarter prior to the employee's termination, and contains a similar provision applicable if the Company sells a business unit to a purchaser which does not assume responsibility for awards held by employees of that business unit. If a triggering event had taken place with a measurement date of December 31, 2007, no amounts would have been payable under the Performance Share Plan to any Named Executive Officer. The 2005 Equity Incentive Plan provides that in the event of a merger or change of control (as defined in the plan) outstanding awards shall be assumed by the successor or an equivalent award shall be substituted, or the award shall vest and the participant will have the right to exercise the award.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for 2007 and the Company's 2008 proxy statement. This report is provided by the following independent directors, who are all of the members of the Compensation Committee:

Barclay (Clay) F. Corbus (Chairman)
Allison H. Abraham
Joseph J. Tabacco, Jr.

Compensation Paid to Executive Officers

        The following table sets forth information for the two years ended December 31, 2007 concerning the compensation for services in all capacities to the Company and its subsidiaries of our principal executive officer and our principal financial officer, as well as our other three most highly compensated executive officers, calculated in accordance with the SEC's rules. We refer to these individuals throughout this proxy statement as the "Named Executive Officers".

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)		Stock Awards(2) ($)		Option Awards(3) ($)		All Other Compensation(4) ($)		Total ($)

Patrick M. Byrne, CEO	2007 2006	$ $	0 0	$ $	0 0	$ $	24,709 114,235	$ $	0 16,583	$ $	0 6,750	$ $	24,709 137,568
David K. Chidester, Senior Vice President, Finance	2007 2006	$ $	195,833 100,000	$ $	175,000 120,000	$ $	9,884 45,694	$ $	165,635 89,584	$ $	11,225 12,375	$ $	557,577 367,653
Jason C. Lindsey, President and Chief Operating Officer(5)	2007 2006	$ $	291,666 100,000	$ $	225,000 180,000	$ $	24,709 114,235	$ $	294,030 205,200	$ $	15,650 3,281	$ $	851,055 602,717
Stormy D. Simon, Senior Vice President, Customer Care, PR and Branding	2007 2006	$ $	195,833 100,000	$ $	225,000 120,000	$ $	14,825 68,541	$ $	254,512 167,854	$ $	11,225 12,375	$ $	701,395 468,770
Steven P. Tryon, Senior Vice President, Logistics	2007 2006	$ $	195,833 100,000	$ $	175,000 120,000	$ $	9,884 45,694	$ $	252,600 165,900	$ $	8,725 10,979	$ $	642,042 442,573
(1)
Bonuses shown for 2006 were paid in February 2007 and relate to 2006. Bonuses shown for 2007 were paid in February 2008 and relate to 2007.

(2)
The Stock Awards column reflects grants made in 2006 under the Company's Performance Share Plan. No awards were made under this plan in 2007. The Performance Share Plan is a long-term incentive-based plan. Performance goals under the plan are measured by growth in economic value, as defined in the plan, and are specified in the grants made to participants in the plan. The plan provides for a three-year period for the measurement of the Company's attainment of the performance goal. The payments due to participants under the plan are a function of the then-current market price of a share of the Company's common stock, multiplied by a percentage dependent on the extent to which the performance goal has been attained, which will be between 0% and 200%. If the growth in economic value is 10% compounded annually or less, the percentage will be 0%. If the growth in economic value is 25% compounded annually, the percentage will be 100%. If the growth in economic value is 40% compounded annually or more, the percentage will be 200%. If the percentage growth is between these percentages, the payment percentage will be determined on the basis of straight line interpolation. Amounts payable under the plan are payable in shares of common stock. The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) without regard to forfeitures. Assumptions used in the calculation of these amounts are discussed in Note 18 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2008.

(3)
The Option Awards column reflects options granted under the Company's 2005 Equity Incentive Plan and previous equity incentive plans. The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) without regard to forfeitures and thus include amounts from awards granted prior to 2007. Assumptions used in the calculation of these amounts are discussed in Note 17 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2008.

(4)
Except with respect to the CEO, amounts shown are 401(k) matching contributions from the Company and were made in the form of Company common stock. With respect to the CEO, the amount shown is for assistance with Schedule 13D filings in 2006.

(5)
Mr. Lindsey resigned as our President and Chief Operating Officer as of December 31, 2007, but remains an employee of the Company.

Grants of Plan-Based Awards

        The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2007.

GRANTS OF PLAN-BASED AWARDS(1)

Name	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)

Patrick M. Byrne	—	—	—
David K. Chidester	35,000	17.08	387,100
Jason C. Lindsey(3)	80,000	17.08	884,800
Stormy D. Simon	40,000	17.08	442,400
Steven P. Tryon	35,000	17.08	387,100
(1)
Amounts reported relate to option grants under the Company's 2005 Equity Incentive Plan.

(2)
The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) without regard to forfeitures.

(3)
Mr. Lindsey resigned as our President and Chief Operating Officer as of December 31, 2007, but remains an employee of the Company.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END(1)

	Option Awards(2)					Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)

Patrick M. Byrne	— —	— —		— —	— —	— 25,000	— 208,416
David K. Chidester	4,000 2,766 25,000 — —	— — — 35,000 —	$ $ $ $	13.57 13.09 18.58 17.08 —	03/16/08 07/28/08 01/22/09 02/06/17 —	— — — — 10,000	— — — — 83,366
Jason C. Lindsey(4)	8,700 — —	6,300 80,000 —	$ $	35.41 17.08 —	10/24/10 02/06/17 —	— — 25,000	— — 208,416
Stormy D. Simon	7,207 7,500 7,800 15,000 — —	— — 2,200 — 40,000 —	$ $ $ $ $	13.09 12.84 58.30 18.58 17.08 —	7/28/08 10/27/08 01/24/10 01/22/09 02/06/17 —	— — — — — 15,000	— — — — — 125,050
Steven P. Tryon	30,800 — —	4,200 35,000 —	$ $	31.03 17.08 —	08/23/09 02/06/17 —	— — 10,000	— — 83,366
(1)
Awards shown in this table consist of option grants under the Company's 2005 Equity Incentive Plan and of grants under the Company's Performance Share Plan.

(2)
Options vest over the first four years of the option term at a rate of 25% at the end of the first year and 2% per month thereafter.

(3)
Amounts shown relate to grants under the Company's Performance Share Plan, the material terms of which are described in note 2 to the Summary Compensation Table. The target amount is calculated as the amount that would have been payable if the Company's growth in economic value were 16.5% compounded annually and the market price of the common stock were $19.15 per share, which was the fair value determined by the Company on August 7, 2007. If a triggering event had taken place with a measurement date of December 31, 2007, no amount would have been payable to any Named Executive Officer. Awards under the Performance Share Plan vest on December 31, 2008, subject to acceleration provisions.

(4)
Mr. Lindsey resigned as our President and Chief Operating Officer as of December 31, 2007, but remains an employee of the Company.

Option Exercises and Stock Vested

        The following Option Exercises and Stock Vested table provides additional information about the value realized by our Named Executive Officers on option award exercises during the year ended December 31, 2007.

OPTION EXERCISES AND STOCK VESTED(1)

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)

Patrick M. Byrne	119,972	$1,164,928
David K. Chidester	9,881	$99,897
Jason C. Lindsey(3)	6,131	$59,536
Stormy D. Simon	5,293	$33,913
Steven P. Tryon	—	—
(1)
Amounts shown in this table relate to options granted under the Company's 2005 Equity Incentive Plan.

(2)
Calculated by multiplying the number of shares purchased by the difference between the exercise price and the market price on the date of exercise.

(3)
Mr. Lindsey resigned as our President and Chief Operating Officer as of December 31, 2007, but remains an employee of the Company.

Compensation of Directors

        We pay our non-employee directors $60,000 annually at the rate of $15,000 per quarter, and grant options to our non-employee directors, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2007 we granted options to our non-employee directors as follows:

Name	Grant Date	Exercise Price ($)	Number of Options Granted

Allison H. Abraham	April 20, 2007	17.58	5,000
Barclay (Clay) F. Corbus	April 20, 2007	17.58	15,000
Joseph J. Tabacco, Jr.	August 16, 2007	20.00	15,000
Ray J. Groves(1)	April 20, 2007	17.58	5,000
John A. Fisher(2)	—	—	—
Gordon S. Macklin(3)	—	—	—
(1)
Mr. Groves resigned from the Board on May 24, 2007.

(2)
Mr. Fisher resigned from the Board on February 23, 2007.

(3)
Mr. Macklin passed away on January 30, 2007.

        We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Haverford Valley, L.C., an affiliate of the Company, and certain affiliated entities which make travel arrangements for our executives, also occasionally make travel arrangements for directors to attend Board meetings, for which we reimburse Haverford Valley at rates not in excess of commercially available airline rates. The following table sets forth information concerning compensation paid or accrued by the Company to each non-employee member of the board of directors during the year ended December 31, 2007.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)

Allison H. Abraham	$30,000	$111,787	$141,787
Barclay (Clay) F. Corbus	$25,000	$31,462	$56,462
Joseph J. Tabacco, Jr.	$20,000	$17,594	$37,594
Ray J. Groves(2)	$10,000	$107,563	$117,563
John A. Fisher(3)	$5,000	$101,236	$106,236
Gordon S. Macklin(4)	—	$101,594	$101,594
(1)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R) without regard to forfeitures and thus includes amounts from awards granted in and prior to 2007. At December 31, 2007, the number of options held by each non-employee director was as follows: Ms. Abraham: 30,000; Mr. Corbus: 15,000; and Mr. Tabacco: 15,000.

(2)
Mr. Groves resigned from the Board on May 24, 2007.

(3)
Mr. Fisher resigned from the Board on February 23, 2007.

(4)
Mr. Macklin passed away on January 30, 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        As described in the Compensation Discussion and Analysis included in this proxy statement, none of our Named Executive Officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our Named Executive Officers hold options and restricted stock units ("RSUs") issued under our equity incentive plans, and have certain payment rights under our Performance Share Plan. The vesting of options, RSUs or rights issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the Named Executive Officer within a period of time after a change of control has occurred or, under the Performance Share Plan, in connection with the sale of a business unit by the Company or a termination of the Named Executive Officer without cause or a constructive termination of the Named Executive Officer. These provisions do not discriminate in scope, terms or operation in favor of the executive officers of the Company. If a triggering event under the Performance Share Plan had taken place with a measurement date of December 31, 2007, no Named Executive Officer would have received any amount under the Performance Share Plan. If a triggering event under the 2005 Equity Incentive Plan had taken place on December 31, 2007, the vesting of options and RSUs held by Named Executive Officers could have been accelerated, but no additional payments or other benefits would have been paid as a result of the acceleration.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2007 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	1,160,603	$20.48	608,485
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	1,160,603	$20.48	608,485

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

        The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process.

        The Audit Committee is composed solely of independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and the effectiveness of internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.

        The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements for each of the three years in the period ended December 31, 2007, (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2007, and (iii) PricewaterhouseCoopers LLP's evaluation of the effectiveness of the Company's internal control over financial reporting as of December 31, 2007. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2007.

Members of the Audit Committee

Allison H. Abraham (Chair)
Barclay (Clay) F. Corbus
Joseph J. Tabacco, Jr.

SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS, NOMINEES AND 5% STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2007 by the following individuals or groups:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

  •
  each of our Named Executive Officers;

  •
  each of our directors and nominees; and

  •
  all directors and executive officers as a group.

        The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings on Schedule 13G, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentages are based on 23,820,617 shares of common stock outstanding as of December 31, 2007, as adjusted as required by rules promulgated by the SEC.

	Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number		Percent
5% Stockholders
High Plains Investments LLC 700 Bitner Road Park City, Utah 84098	5,592,127	(1)	23.5%
Fairfax Financial Holdings Limited 95 Wellington Street West, Suite 800 Toronto, Ontario Canada MSJ 2N7	3,872,481	(2)	16.3%
Chou Associates Management Inc. 95 Wellington Street West, Suite 710 Toronto, Ontario Canada MSJ 2N7	2,323,999	(3)	9.8%
AXA Financial, Inc. and affiliates 1290 Avenue of the Americas New York, New York 10104	2,157,453	(4)	9.1%
Directors and Named Executive Officers
Patrick M. Byrne	6,825,514	(5)	28.7%
Allison H. Abraham	23,200	(6)	*
Joseph J. Tabacco, Jr.	0		*
Barclay (Clay) F. Corbus	750	(7)	*
Stephen P. Tryon	55,100	(8)	*
Jason C. Lindsey	203,638	(9)	*
Jonathan E. Johnson III	86,200	(10)	*
David K. Chidester	65,800	(11)	*
Stormy D. Simon	54,000	(12)	*
Directors and Executive Officers as a Group (9 persons)	7,314,202		31.0%

*
Less than 1% of the outstanding shares of common stock.

(1)
Patrick M. Byrne, our Chief Executive Officer and Chairman of our Board of Directors, holds 100% of the voting interest in and controls High Plains Investments LLC. Voting and dispositive power are shared.

(2)
Reference is hereby made to the Schedule 13G filed by Fairfax Financial Holdings Limited and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2007.

(3)
Reference is hereby made to the Schedule 13G filed by Chou Associates Management Inc. and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2007.

(4)
Reference is hereby made to the Schedule 13G filed by AXA Financial, Inc. and other reporting persons for information about the number of shares held by each and the nature of the beneficial ownership of each such person as of December 31, 2007.

(5)
Patrick M. Byrne's shares include 5,592,127 shares held by High Plains Investments LLC, as to which voting and investment power are shared.

(6)
Ms. Abraham's shares include 20,700 shares issuable under stock-based awards.

(7)
Mr. Corbus' shares are held in a margin account and are pledged to secure indebtedness.

(8)
Mr. Tryon's shares include 40,600 shares issuable under stock-based awards.

(9)
Mr. Lindsey's shares include 31,400 shares issuable under stock-based awards. Mr. Lindsey resigned as our President and Chief Operating Officer and as a member of our Board of Directors as of December 31, 2007.

(10)
Mr. Johnson's shares include 44,868 shares issuable under stock-based awards.

(11)
Mr. Chidester's shares include 41,566 shares issuable under stock-based awards. The balance of the shares are held in a margin account and are pledged to secure indebtedness.

(12)
Ms. Simon's shares include 48,707 shares issuable under stock-based awards.

OTHER INFORMATION

Certain Relationships and Related Transactions

        Since January 1, 2007, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below.

        From time to time Haverford Valley, L.C., which is an affiliate of ours controlled by our chief executive officer, Patrick Byrne, and certain affiliated entities make travel arrangements for our executives and pay the travel related expenses incurred by our executives on Company business. In 2007 the amount we reimbursed Haverford Valley, L.C. for these expenses was less than $120,000. Although the amount of these reimbursements in 2008 is unknown, the amount could exceed $120,000. The amounts we pay to Haverford Valley, L.C. as reimbursement of air travel expenses are at rates not in excess of commercially available airline rates. The other amounts we reimburse to Haverford Valley, L.C. are reimbursed at its actual cost. Dr. Byrne owns 100% of the equity interest in Haverford Valley, L.C. The amounts paid to Haverford Valley, L.C. are simply reimbursements of costs incurred on behalf of the Company.

        Dan Lindsey, who is the brother of our former President Jason Lindsey, is an employee of ours. Under the terms of Dan Lindsey's employment arrangement, Dan Lindsey earns a base salary and a commission based on the sales, less certain expenses, of the business unit he supervises. Although the amount Dan Lindsey will earn in 2008 is unknown, the aggregate amount could exceed $120,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's common stock, to file certain reports regarding ownership of, and transactions in, the Company's securities with the SEC. Such officers, directors, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on a review of reports filed by, and on written representations from, its officers, directors and 10% stockholders, the Company believes that during 2007, all of its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Act of 1934, except that one Form 4 filed by Allison H. Abraham reporting one transaction was filed one day late.

Deadline For Receipt of Stockholder Proposals

        If you wish to submit a proposal for possible inclusion in our 2009 proxy material, we must receive your notice, in accordance with rules of the SEC and the Company's Bylaws on or before

November 26, 2008. The proposal(s) should be mailed to our Secretary at our principal executive offices at 6350 South 3000 East, Salt Lake City, Utah 84121. If you intend to submit a proposal at the 2009 Annual Meeting but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before January 25, 2009. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a candidate for director or to submit a proposal for consideration at an upcoming annual meeting. If you would like a copy of the requirements contained in our bylaws, please contact our Secretary at the address shown above.

Costs of Proxy Solicitation

        The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

        Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies at a cost of approximately $3,500 plus out-of-pocket expenses.

        An Annual Report on Form 10-K, excluding exhibits, for the fiscal year ended December 31, 2007 is enclosed with this Proxy Statement. You may obtain an additional copy without charge by sending a written request to Overstock.com, Inc., Attention Investor Relations, 6350 South 3000 East, Salt Lake City, Utah 84121. The Annual Report is also available on our website at http://investors.overstock.com.

Voting by Internet or Telephone

        For shares of common stock that are registered in the name of the stockholder directly with our transfer agent, Computershare Trust Company, you may vote in person, by returning the enclosed proxy card or by Internet or telephone. Specific instructions to be followed by any registered stockholder interested in voting by Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that stockholders' instructions have been properly recorded.

        For shares of common stock that are beneficially owned by a stockholder and held in "street name" through a bank or brokerage, the stockholder may be eligible to vote such shares electronically by Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program, which provides eligible stockholders who receive a paper copy of our proxy statement and annual report the opportunity to vote by Internet or telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

        Stockholders voting via the Internet or telephone should understand that there may be costs associated with Internet or telephone access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

By Order of the Board,

Jonathan E. Johnson III Secretary

March 28, 2008
Salt Lake City, Utah

Overstock.com, Inc.
6350 South 3000 East Salt Lake City, Utah 84121
(801) 947-3100 www.overstock.com Nasdaq: OSTK

Exhibit A

OVERSTOCK.COM, INC.
2005 EQUITY INCENTIVE PLAN

(as proposed to be amended)

        1.    Purposes of the Plan.    The purposes of this 2005 Equity Incentive Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Service Providers, and

    •
    to promote the success of the Company's business.

        Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Award Exchange Program" means a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards (of the same or different type), which may have a lower exercise or purchase price, or in exchange for cash or a combination of cash and Awards.

          (f)    "Awarded Stock" means the Common Stock subject to an Award.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Cash Position" means the Company's level of cash and cash equivalents.

          (i)    "Cause" means (i) an act of personal dishonesty taken by the Participant in connection with his or her responsibilities as a Service Provider and intended to result in personal enrichment of the Participant, (ii) Participant being convicted of a felony, (iii) a willful act by the Participant which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to the Participant of a written demand for performance from the Company which describes the basis for the Company's reasonable belief that the Participant has not substantially performed his duties, continued violations by the Participant of his or her obligations to the Company which are demonstrably willful and deliberate on the Employee's part.

          (j)    "Change of Control" means the occurrence of any of the following events:

            (i)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Patrick M. Byrne, Dorothy M. Byrne or John J. Byrne or an individual or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Patrick M. Byrne, Dorothy M. Byrne and/or John J. Byrne, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (k)   "Code" means the Internal Revenue Code of 1986, as amended.

          (l)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (m)  "Common Stock" means the common stock of the Company.

          (n)   "Company" means Overstock.com, Inc.

          (o)   "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (p)   "Deferred Stock Unit" means a deferred stock unit Award granted to a Participant pursuant to Section 14.

          (q)   "Director" means a member of the Board.

          (r)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (s)   "Earnings Per Share" means as to any Fiscal Year, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          (t)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (u)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (v)   "Expenses" means as to any Performance Period, the Company's or business unit's incurred expenses.

          (w)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (x)   "Fiscal Year" means a fiscal year of the Company.

          (y)   "Gross Margin" means as to any Performance Period, the Company's Revenues less the related cost of Revenues expressed in dollars or as a percentage of Revenues.

          (z)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (aa)   "Individual Objectives" means, as to any Participant for any Performance Period, the objective and measurable goals set by a process and approved by the Administrator.

          (bb)   "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

          (cc)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (dd)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Award Agreement.

          (ee)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (ff)    "Operating Cash Flow" means the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          (gg)   "Operating Income" means the Company's or a business unit's income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

          (hh)   "Operating Margin" means, as to any Performance Period, the Company's or a business unit's Operating Income divided by Revenue, expressed as a percentage.

          (ii)     "Option" means a stock option granted pursuant to the Plan.

          (jj)     "Option Agreement" means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (kk)   "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ll)     "Participant" means the holder of an outstanding Award granted under the Plan.

          (mm)    "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Expenses, (d) Gross Margin, (e) Individual Objectives, (f) Net Income, (g) Operating Cash Flow, (h) Operating Income, (i) Operating Margin, (j) Return on Assets, (k) Return on Equity, (l) Return on Sales, (m) Revenue, (n) Total Stockholder Return, and/or (o) Unit Sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company or by product or product line, (v) on a pre-tax or after-tax basis, and/or on a GAAP or non-GAAP basis. Prior to the beginning of the applicable Performance Period, the Administrator shall determine whether any significant element(s) shall be included or excluded from the calculation of any Performance Goal with respect to any Participants. For example, but not by way of limitation, the Administrator may determine that the measures for one or more Performance Goals shall consist of non-GAAP variations of any of the foregoing measures. The Committee may set different goals for Awards not intended to qualify for exemption from the limitations of Section 162(m) of the Code.

          (nn)   "Performance Period" means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

          (oo)   "Performance Share" means a performance share Award granted to a Participant pursuant to Section 12.

          (pp)   "Performance Unit" means a performance unit Award granted to a Participant pursuant to Section 13.

          (qq)   "Plan" means this 2005 Equity Incentive Plan.

          (rr)    "Restricted Stock" means Shares granted pursuant to Section 11 of the Plan.

          (ss)    "Return on Assets" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          (tt)    "Return on Equity" means the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          (uu)   "Return on Sales" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, revenue, determined in accordance with generally accepted accounting principles.

          (vv)   "Revenue" means, as to any Performance Period, the Company's or a business unit's gross revenues, net sales or gross sales, as determined by the Administrator.

          (ww)    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (xx)   "Section 16(b)" means Section 16(b) of the Exchange Act.

          (yy)   "Service Provider" means an Employee, Director or Consultant.

          (zz)   "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (aaa)    "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 10 hereof.

          (bbb)    "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ccc)    "Total Stockholder Return" means the total return (change in share price plus reinvestment of any dividends) of a Share.

          (ddd)    "Unit Sales" means, as to any Performance Period, gross or net sales of units, consisting of any merchandise or type or category of merchandise or other product or service sold by the Company at any time, now or hereafter, as determined and specified by the Administrator.

          (eee)    "Voluntary Termination for Good Reason" means the Participant voluntarily resigns within ninety (90) days after the occurrence of any of the following (i) without the Participant's express written consent, a material reduction of the Participant's duties, title, authority or responsibilities, relative to the Participant's duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Participant of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a Change of Control and is not made the Chief Executive Officer of the acquiring corporation) shall not by itself constitute grounds for a "Voluntary Termination for Good Reason;" (ii) a reduction by the Company in the base salary of the Participant as in effect immediately prior to such reduction; (iii) the relocation of the Participant to a facility or a location outside of a 35 mile radius from the present facility or location, without the Participant's express written consent; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute constitute a constructive termination of the Participant.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan after approval by the shareholders at the 2008 annual meeting of shareholders is 1,157,235 Shares (consisting of the Shares remaining available for grant under the Plan at February 29, 2008 plus the 1,000,000 Shares approved by the shareholders at the 2008 annual meeting), less Shares covered by any grants made under the Plan after February 29, 2008 and prior to approval at the 2008 annual meeting, plus any Shares returned or otherwise made available under the Plan or any of its predecessor plans as a result of termination of options or repurchase of awards or Shares issued under the Plan or any of its predecessor plans. The Shares may be authorized, but unissued, or reacquired Common Stock. Regardless of the number of Shares returned to the 1999 Plan or the 2002 Plan or the Gear.com Plan, the maximum aggregate number of Shares that may be issued under the Plan is 6,000,000.

        If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award Exchange Program, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option or Stock Purchase Right shall become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in a reduction to the number of Shares available for issuance under the Plan.

        4.    Administration of the Plan.

          (a)   Procedure.

            (i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers.

            (ii)   Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options or other Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)   Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii)   to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

            (iv)  to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

            (v)   to approve forms of agreement for use under the Plan;

            (vi)  to reduce the exercise price of an Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

            (vii) to institute an Award Exchange Program;

            (viii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (ix)  to construe and interpret the terms of the Plan and Awards;

            (x)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (xi)  to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-service-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

            (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xiii)  to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xiv) to determine the terms and restrictions applicable to Awards; and

            (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    No Employment Rights.    Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant's right or the Company's or Subsidiary's right, as the case may be, to terminate such employment at any time, with or without cause.

        7.    Code Section 162(m) Provisions.

          (a)   Option and SAR Annual Share Limit.    No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 423,430 Shares; provided, however, that such limit shall be 846,860 Shares in the Participant's first Fiscal Year of Company service.

          (b)   Restricted Stock and Performance Share Annual Limit.    No Participant shall be granted, in any Fiscal Year, more than 211,715 Shares of Restricted Stock or Performance Shares; provided, however, that such limit shall be 635,145 Shares in the Participant's first Fiscal Year of Company service.

          (c)   Performance Units Annual Limit.    No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $3,000,000 in the Participant's first Fiscal Year of Company service.

          (d)   Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock, Performance Shares or Performance Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares or Performance Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares or Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

          (e)   Changes in Capitalization.    The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 16(a).

          (f)    If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Award will be counted against the limits set forth in subsections (a) and (b) above. For this purpose, if the exercise price of an Award is reduced, the transaction will be treated as a cancellation of the Award and the grant of a new Award.

        8.    Term of Plan.    The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2005.

        9.    Stock Options.

          (a)   Term.    The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

          (b)   Option Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)    In the case of an Incentive Stock Option:

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)   In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (c)   Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

          (d)   Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

            (i)    cash;

            (ii)   check;

            (iii)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (iv)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

            (v)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, including, to the extent permitted by Applicable Laws and approved by the Administrator, delivery of a promissory note, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or a reduction in the amount of any Company liability to the Participant; or

            (vi)  any combination of the foregoing methods of payment.

          (e)   Exercise of Option; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

          (f)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (g)   Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (h)   Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (i)    ISO $100,000 Rule.    Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

            (i)    of Shares subject to a Participant's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

            (ii)   become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

        10.    Stock Appreciation Rights.

          (a)   Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b)   Exercise Price and other Terms.    Subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

          (c)   Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (ii)   the number of Shares with respect to which the SAR is exercised.

          (d)   Payment upon Exercise of SAR.    At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

          (e)   SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (f)    Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          (g)   Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (h)   Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (i)    Death of Participant.    If a Participant dies while a Service Provider, the SAR may be exercised following the Participant's death within such period of time as is specified in the Award Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the SAR is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant's death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

        11.    Restricted Stock.

          (a)   Grant of Restricted Stock.    Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock. Restricted Stock shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Restricted Stock may be granted in the form of restricted stock units that are not issued until the vesting conditions are satisfied. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)   Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign an Award Agreement as a condition of the award.

  Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c)   Restricted Stock Award Agreement.    Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

        12.    Performance Shares.

          (a)   Grant of Performance Shares.    Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)   Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c)   Performance Share Award Agreement.    Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        13.    Performance Units.

          (a)   Grant of Performance Units.    Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

          (b)   Number of Performance Units.    Subject to Section 7(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

          (c)   Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award.

  Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

          (d)   Performance Unit Award Agreement.    Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

        14.    Deferred Stock Units.

          (a)   Description.    Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company's general creditors until distributed to the Participant.

          (b)   162(m) Limits.    Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Performance Share or Performance Unit Award as set forth in Section 7 hereof.

          (c)   409A Limitations.    If the Deferred Stock Units are considered to be deferred compensation under Code Section 409A, then the terms of such Deferred Stock Units shall comply with Code Section 409A.

        15.    Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

        16.    Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

          (a)   Changes in Capitalization.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares covered by each outstanding Award, and the relevant numerical Share limits herein.

          (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c)   Change of Control.

            (i)    Stock Options and SARs.    In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

            (ii)   Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units.    In the event of a merger or Change of Control, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

          (d)   Involuntary Termination other than for Cause, Death or Disability or a Voluntary Termination for Good Reason, Following a Change of Control.    If, within eighteen (18) months following a merger or Change of Control, Participant's employment is terminated involuntarily by the Company or successor corporation other than for Cause, on account of death or Disability or by the Participant by a Voluntary Termination for Good Reason, then Participant shall fully vest in and have the right to exercise his or her Award as to all of the Shares subject to each such Award including Shares as to which such Award would not otherwise be vested or exercisable.

        17.    Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

        18.    Amendment and Termination of the Plan.

          (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.

          (b)   Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Law.

          (c)   Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        19.    Conditions Upon Issuance of Shares.

          (a)   Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws.

          (b)   Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        20.    Liability of Company.

          (a)   Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)   Grants Exceeding Allotted Shares.    If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18(b) of the Plan.

        21.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Exhibit B

Audit Committee Charter

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of Overstock.com, Inc. (the "Company") shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors, and will consist of at least three members of the Board of Directors. Each member shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission, and each member shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, in accordance with the Nasdaq National Market Listing Standards. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director who qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission shall be presumed to qualify as a financially sophisticated audit committee member. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years.

RESPONSIBILITIES:

        The independent auditors shall report directly to the Audit Committee. The responsibilities of the Audit Committee shall include:

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  Being directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including being responsible for resolving any disagreements between management and the independent auditors regarding financial reporting;

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  Obtaining and reviewing a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issue;

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  Evaluating the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors, and presenting the Committee's conclusions to the Board;

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  Reviewing the independent auditors' proposed audit scope, approach and independence, and approving all audit engagement fees and terms;

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  Providing oversight and monitoring of Company management and its activities with respect to the Company's financial reporting process;

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  Reviewing and discussing with management and the independent auditor any major issues regarding the adequacy of the Company's internal controls, any special steps adopted in light of any material control deficiencies, and the adequacy of disclosures about changes in internal control over financial reporting;

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  Reviewing and discussing with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K;

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  Approving or preapproving all auditing services, internal control-related services, and permitted non-audit services to be provided to the Company by the independent auditors in accordance with Section 10A(i) of the Exchange Act, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit; provided that the Audit Committee may delegate authority to subcommittees consisting of one or more members when appropriate, including authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the Audit Committee at its next scheduled meeting;

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  Ensuring the regular rotation of the lead or coordinating audit partner, and of the audit partner responsible for reviewing the audit, as required by Section 10A(j) of the Exchange Act;

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  Ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independent Standards Board Standard No. 1, and actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditors, and taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditors;

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  Reviewing and directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

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  Discussing with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

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  Reviewing with management and the independent auditors, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K, as well as the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including the selection, application and disclosure of critical accounting policies;

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  Obtaining and considering quarterly reports from the independent auditors regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences;

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  Discussing with the independent auditors the auditors' conclusions regarding the reasonableness of the judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of the Company's financial statement disclosures;

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  Discussing with the independent auditors any material issues on which the Company's audit team consulted the national office of the independent auditors;

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  Obtaining from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated so as to require the independent auditors to inform the Audit Committee of any illegal act or to provide a report with respect to any illegal act;

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  Obtaining reports from management, the Company's senior internal auditing executive and the independent auditors that the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

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  Discussing with the Company's senior legal officers any legal matters that may have a material effect on the financial statements or the Company's compliance policies;

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  Reviewing and discussing with management the Company's earnings press releases, including the use of any non-GAAP financial measures, prior to release;

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  Discussing with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements;

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  Discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

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  Reviewing the appointment and replacement of the Company's senior internal auditing executive;

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  Reviewing significant reports to management prepared by the internal auditing department and management's responses;

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  Discussing with management and the independent auditors the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit;

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  Reviewing the CEO and CFO certifications under Sections 302 and 906 of the Sarbanes-Oxley Act and the Company's disclosures relating thereto;

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  Recommending to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K;

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  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

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  Causing the Company to establish hiring practices for employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act;

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  Reviewing and approving any transaction that would require disclosure as a related party transaction pursuant to Item 404 of Regulation S-K;

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  Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

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  Reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies;

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  Reviewing the Audit Committee's own structure, processes and membership requirements, reviewing and reassessing the adequacy of this Charter on an annual basis, and recommending proposed changes to this Charter to the Board for approval; and

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  Performing such other duties as may be requested by the Board of Directors.

In carrying out its duties, the Audit Committee shall have full authority to engage, without further Board approval, independent legal, accounting and other advisors as the Audit Committee may deem necessary. The Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of any such advisors and to pay any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

MEETINGS:

        The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet in executive session at least twice a year and will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

RELIANCE ON INFORMATION:

        In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of the persons and organizations within and without the Company that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge that any such information is inaccurate or incorrect.

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ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 13, 2008.
	[ICON]	Vote by Internet
		•	Log on to the Internet and go to www.investorvote.com
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A
Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:
		For	Withhold		For	Withhold
	01—Allison H. Abraham	☐	☐	02—Joseph J. Tabacco, Jr.	☐	☐
		For	Against	Abstain			For	Against	Abstain
2.	Approval of an amendment of the Company's 2005 Equity Incentive Plan to increase the number of shares available thereunder by 1,000,000 shares.	☐	☐	☐	3.	Ratification of the selection of PricewaterhouseCoopers LLP as Overstock.com's independent accountants for 2008.	☐	☐	☐
B
Non-Voting Items

Change of Address—Please print new address below.	Comments—Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐
C
Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

	C 1234567890 J NT 2 2 D V 0 1 6 8 5 7 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy—Overstock.com, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 13, 2008

The undersigned hereby appoints Patrick M. Byrne and Jonathan E. Johnson III, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held at the distribution center of the Company located at 1455 South 5500 West, Salt Lake City, UT 84104, at 1:00 p.m. on May 13, 2008, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.